Exhibit 10.1

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement (this “Amendment”) is entered into as of June 23, 2026, by and between Akari Therapeutics, Plc, a public company with limited liability incorporated under the laws of England and Wales (the “Company”), and each of the investors identified on the signature pages hereto (each, an “Investor,” and collectively, the “Investors,” and together with the Company, the “Parties”). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Agreement.

RECITALS

WHEREAS, the Parties previously entered into that certain Securities Purchase Agreement dated as of May 20, 2026 (the “Agreement”), which contemplated a three-tranche investment structure consisting of an initial closing, a second closing, and a third closing;

WHEREAS, the initial closing under the Agreement occurred on May 27, 2026, in accordance with the terms of the Agreement;

WHEREAS, pursuant to the Agreement, the second closing was scheduled to occur on June 15, 2026, and the third closing was scheduled to occur on July 15, 2026; and

WHEREAS, the Parties now desire to consolidate the second closing and the third closing into a single combined closing to occur on June 26, 2026, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Consolidated Closing Date. Notwithstanding anything to the contrary in the Agreement, the Parties hereby agree that the second closing and the third closing, as contemplated by the Agreement, shall be consolidated and shall occur as a single combined closing (the “Combined Closing”) on June 26, 2026, or such other date as the Parties may mutually agree in writing (the “Combined Closing Date”).

2.	Aggregate Investment Amount. The aggregate investment amount to be funded at the Combined Closing shall equal the sum of the investment amounts that were previously contemplated to be funded at the second closing and the third closing, respectively, as set forth in the Agreement, without reduction or offset, as set forth on Schedule A hereto with respect to the aggregate investment amount to be funded, and aggregate Placed Shares, aggregate Placed ADSs to be issued and sold in the Combined Closing, and the aggregate investment amount to be funded, and aggregate Placed Shares, aggregate Placed ADSs to be issued and sold to each Purchaser.

3.	Terms and Conditions. Except as expressly modified by this Amendment, all terms and conditions of the Agreement applicable to the second closing and the third closing shall apply to the Combined Closing, including, without limitation, any conditions precedent, representations and warranties, and deliverables required in connection with each such closing.

4.	No Further Modification. Except as expressly set forth in this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in its entirety. In the event of any conflict between this Amendment and the Agreement with respect to the subject matter hereof, this Amendment shall control.

5.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Electronic signatures shall be deemed valid and binding to the same extent as original signatures.

6.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized representatives as of the date first written above.

AKARI THERAPEUTICS, PLC

By:
Name:	Abizer Gaslightwala
Title:	President and Chief Executive Officer
Date:

DONALD WOJNOWSKI

By:
Name:	Donald Wojnowski
Date:

THOMAS MOLLICK

By:
Name:	Thomas Mollick
Date:

JOSEPH NACHTRAB

By:
Name:	Joseph Nachtrab
Date:

ERIC BORELL

By:
Name:	Donald Wojnowski
Date:

MATTHEW JOSEPH NACHTRAB REVOCABLE TRUST DTD 12/18/2014

By:
Name:	Matthew Nachtrab
Title:	Trustee
Date:

PAUL M. ARNOLD AND MARY JO ARNOLD

By:
Name:	Paul M. Arnold
Date:

SCHEDULE A